UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2012

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Amendment of a Material Definitive Agreement

As previously disclosed in a Form 8-K filed with the Commission on November 15, 2011, on November 10, 2011, Affirmative Insurance Company (“AIC”), an indirectly held, wholly-owned subsidiary of Registrant, entered into a Quota Share Reinsurance Contract (the “QS Agreement”) with Greenlight Reinsurance, LTD (the “Reinsurer”). Among other things, the QS Agreement provided 40% quota share reinsurance for all of AIC’s business produced in the states of Alabama, Illinois, Louisiana and Texas for the period of January 1, 2012 through December 31, 2012.

On December 20, 2012, AIC and the Reinsurer entered into Addendum Number 4 to the QS Agreement (the “Addendum”). The Addendum amended the QS Agreement by extending the term of the 40% quota share reinsurance provided under the QS Agreement through March 31, 2013. All other material terms and conditions of the QS Agreement remain unchanged.

A copy of the Addendum is filed with this Current Report on Form 8-K as Exhibit 10.27 and is incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to the complete terms of the Addendum and QS Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit

Number	Description

10.1	Addendum No. 4 to the Automobile Quota Share Reinsurance Contract between Greenlight Reinsurance, LTD and Affirmative Insurance Company, dated as of December 20, 2012, for the period September 1, 2011 through March 31, 2012.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained in any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

Date: January 4, 2013	By:	/s/ Joseph G. Fisher
Name: Joseph G. Fisher
Title: Executive Vice President and General Counsel